EXHIBIT 99.4



                            Section 906 Certification


                                  CERTIFICATION
           (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002)


         In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 of Boeing Capital Corporation (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Steven W. Vogeding, Chief Financial Officer of the Company, certify, that:
         (1)      the Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities
                  Exchange Act of 1934, as amended; and
         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 6, 2002                   /S/ STEVEN W. VOGEDING
                                   -------------------------------------
                                   Steven W. Vogeding
                                   Vice President and Chief
                                   Financial Officer